ChromaDex



ChromaDex Earnings Conference Call First Quarter 2018

Frank Jaksch – Co-Founder/CEO

Rob Fried – President/COO

Kevin Farr - CFO

Nasdaq: **CDXC** | May 10, 2018

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2018 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 30, 2017, filed with the Securities and Exchange Commission (the "Commission") on March 15, 2018. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude certain inventory write-off for adjusted gross margin and exclude interest, tax, depreciation, amortization and share-based compensation for adjusted EBITDA. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Science Continues to Expand

- 18 human studies in various stages, up from 14 at end of 4th Quarter 2017
  - Mitochondrial biogenesis – University of Cambridge
  - Systolic heart health – University of Washington
  - Amnestic mild cognitive impairment – University of Delaware
  - Metabolism and vascular function – Iowa State University
- 11 Studies looking at specific efficacy endpoints

ChromaDex

Areas of Study

- Alzheimer's Disease
- Heart Failure
- Weight Loss
- Breast Cancer
- Chemotherapy Induced Neuropathy
- Diabetes
- Diabetic Neuropathy
- Parkinson's Disease
- Traumatic Brain Injury
- Mitochondrial Myopathy
- Cockayne Syndrome
- Melanoma
- Steatosis
- Immune Response
- Muscle Physiology
- Browning of Adipocytes
- Progeria

>$50 million of NR research funded by other parties

NIH National Institute on Aging
University of Birmingham
St. Jude Medical
UC Irvine
Massachusetts Institute of Technology
UC Davis University of California
Dartmouth
University of Colorado 1876
Cornell University
Mayo Clinic
Buck Institute
The University of Iowa
University of Minnesota
University of Copenhagen
University of Washington
McLean Hospital
Harvard Medical School
University of Cambridge
Washington University in St. Louis
The Scripps Research Institute

Growth of TRU NIAGEN exceeds plan

- **TRU NIAGEN sales show strong growth**
  - 71% of total NIAGEN-related sales vs. 1% last year
  - E-commerce sales of TRU NIAGEN in the U.S. compounding at over 25% month/month

- **NIAGEN-Related sales quadrupled Year-over-Year Q1'18 vs. Q1'17**
- 65% of total sales vs. 29% in 2017

Building a Global Brand


PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
SINGAPORE
Watsons
PARTNERSHIPS
PARTNERSHIPS
PARTNERSHIPS

Management Team

Frank Jaksch - *CEO (soon to be Executive Chairman)*
Co-founded ChromaDex in 2000

Rob Fried - *President and COO (soon to be CEO)*
Board member since 2015, President, CEO and Director of Ideation Acquisition Corp. 2009-2011, Founder and CEO of Feeln 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Troy Rhonemus – *Executive Vice President*
Former Business Process Manager, Cargill, Inc. 2006-2013

Amy Boileau – *VP – Research and Development*
Former Regulatory Affairs, Abbott 2013-2016

Mark Friedman - ***General Counsel, Corporate Secretary*** ***New***
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – ***Chief Technology Officer*** ***New***
Over 25 years with rapidly growing software and ecommerce companies.

Jordan Gropack – ***VP of People*** ***New***
Former employment lawyer, and HR director with startups as well as large corporations

Our Scientific Advisory Board

Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa
World's Foremost Authority on NAD Metabolism

Roger Kornberg, Ph.D.
Professor of Structural Biology
Stanford University
Nobel Prize Winner, Chemistry, 2006

Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis
Leader in Food, Nutrition, & Wellness Innovation

Dr. Rob Beudeker
VP of Innovation **DSM**
Leads innovation program for Human Nutrition and Health at DSM

Dr. Matthew Roberts
Innovation Executive
Abbott, Nestle, NBTY
Senior Scientific Advisor, Nestle Research Center

Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University
Leading Alzheimer's Researcher, TIME 100 Most Influential 2015

NEW
Professor John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge
Nobel Prize Winner, Chemistry, 1997

Financial Highlights

ChromaDex TRU NIAGEN

Q1 2018 Net Sales Up 95% to $6.6 Million, Fueled by Growth of TRU NIAGEN®

- TRU NIAGEN sales were 71% of total NIAGEN-related sales in Q1 2018
- NIAGEN-related sales in Q1 2018 grew 337% compared to Q1 2017
- NIAGEN-related sales in Q1 2018 were 65% of total sales, compared to 29% in Q1 2017


Q1 2018 Net Sales
(in millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$ -
$1.1
$1.2
$4.3
NIAGEN Ingredient
$1.3
TRU NIAGEN
$3.0
$6.6
Other Ingredients
Core
NIAGEN Related
Total


Q1 2017 Net Sales
(in millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$ -
$1.1
$1.3
$1.0
$3.4
Other Ingredients
Core
NIAGEN Ingred
Total

NIAGEN Related Sales – Q1 2017 vs. Q1 2018, +337%


(In millions)
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
+337%
Q1 2017
NIAGEN-Ingredient $1.0
29% of Total Sales
NIAGEN-related Sales
Q1 2018
29%
NIAGEN-Ingredient $1.3
71%
TRU NIAGEN $3.0
65% of Total Sales
NIAGEN-related Sales

Q1 2018 Profit and Loss

(In thousands, except EPS)	First Quarter Q1 2018		First Quarter Q1 2017		Q1 2018 v. Q1 2017
Gross Sales	$	6,882	$	3,378	104%
Sales Adjustments		(316)		(11)	500bps
as a % of Gross Sales		-5%		0%	
Net Sales		6,567		3,367	95%
Gross Margin		3,137		1,618	FLAT
as a % of Net Sales		48%		48%	
Sales and Marketing		3,269		405	$2,864
as a % of Net Sales		50%		12%	
Research and Development		1,439		664	$775
as a % of Net Sales		22%		20%	
General and Administrative		6,828		2,322	$4,506
as a % of Net Sales		104%		69%	
Total Operating Expenses		11,536		3,391	$8,145
as a % of Net Sales		176%		101%	
Operating Loss from Continuing Operations		(8,399)		(1,773)	($6,626)
as a % of Net Sales		-128%		-53%	
Loss from Discontinued Operations		-		(128)	N/A
Net Loss	$	(8,443)	$	(1,929)	($6,514)
as a % of Net Sales		-129%		-57%	
EPS from Continuing Operations	$	(0.15)	$	(0.05)	($0.10)

Q1 2017 Operating Loss vs. Q1 2018



(In millions)
$ -
$ (2.0)
$ (4.0)
$ (6.0)
$ (8.0)
($1.8)
$1.5
($2.6)
($2.4)
($0.9)
($0.8)
($1.4)
($8.4)
2017 Q1 Operating Loss
Volume
Ecommerce Sales & Marketing
Legal
Share Based Comp
R&D Increase
Other S, G+A
2018 Q1 Operating Loss

ChromaDex TRU NIAGEN

Q1 2018 Net Cash Used in Operating Activities

	Three Months	
(In thousands)	2018 Q1	2017 Q1
Net loss	$ (8,443)	$ (1,929)
Share-based Compensation	1,258	320
Depreciation and Amortization	179	153
Changes in Working Capital	3,017	1,405
Net cash used in operating activities	(3,989)	(51)
Capital Expenditures	(161)	(346)
Free Cash Flow	(4,150)	(397)
Net Cash From Financing Activities		
Exercise of Options	255	7
Repurchase of Common Stock	(404)	-
Principal Payments on Capital Leases	(47)	(67)
Other Debt Costs	(6)	-
Net Change in Cash and Equivalents	$ (4,352)	$ (457)

Highlights

- Changes in Working Capital improved, driven by change in A/P.

	2018 Δ	2017 Δ	YOY Δ
A/R	$ 567	$ 819	$ (252)
Inventory	733	(965)	1,698
Prepaid expenses	(367)	(95)	(272)
A/P	2,138	1,783	355
Other accrued liabilities	(54)	(137)	83
	$ 3,017	$ 1,405	$ 1,612

2018 Outlook

- Significant growth in revenues
- Gross profit % of net sales continues to expand
- Investment spending ahead of revenue growth
  - Marketing
  - Global infrastructure
  - Team
  - R&D
  - Protecting/managing patent portfolio and trademarks
- TRU NIAGEN is expected to make a positive contribution to partially offsetting overhead by no later than Q4 2018
- Currently, we are working towards a run rate of cash flow break even for the company by fourth quarter 2019

Contact Info

Andrew Johnson
Director of Investor Relations
T: +1.310.388.6706 Ext. 661
AndrewJ@chromadex.com
www.chromadex.com